UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2020

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Venture, Suite 150, Irvine CA	92618
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 23, 2020, ShiftPixy, Inc. (“we,” “us” and “our”) entered into the following Amendment and Exchange Agreements (the “Amendment and Exchange Agreements”) with certain institutional investors, pursuant to which we amended and restated certain existing notes (the “Amended and Restated Notes”) and issued (i) convertible notes in an aggregate principal amount of $166,092.74 convertible into shares of our common stock, par value $0.0001 per share (the “Common Stock”) at a conversion price of $9.20 per share of Common Stock (the “Exchange Notes”), (ii) warrants to purchase an aggregate of 162,950 shares of Common Stock at an exercise price of $10.17 per share of Common Stock (the “Exchange Warrants”) and (iii) an aggregate of 62,654 shares of Common Stock (collectively, the “Exchange Securities”):

•

On March 23, 2020, we entered into an Amendment and Exchange Agreement (the “Alpha Amendment and Exchange Agreement”) with Alpha Capital Anstalt (“Alpha”) pursuant to which we (a) issued to Alpha an Amended and Restated Note in an aggregate principal amount of $722,951.19, and (b) in exchange for outstanding warrants to purchase shares of Common Stock held by Alpha, issued to Alpha (i) 66,123 shares of Common Stock, (ii) an Exchange Warrant to purchase 130,360 shares of Common Stock and (iii) an Exchange Note in an aggregate principal amount of $144,590.24.

•

On March 23, 2020, we entered into an Amendment and Exchange Agreement (the “Osher Amendment and Exchange Agreement”) with Osher Capital Partners LLC (“Osher”) pursuant to which we (a) issued to Osher an Amended and Restated Note in an aggregate principal amount of $107,512.50, and (b) in exchange for outstanding warrants to purchase shares of Common Stock held by Osher, issued to Osher (i) 16,531 shares of Common Stock, (ii) an Exchange Warrant to purchase 32,590 shares of Common Stock and (iii) an Exchange Note in an aggregate principal amount of $21,502.50.

The foregoing descriptions of the Amended and Restated Notes, the Exchange Notes, the Exchange Warrants, the Alpha Amendment and Exchange Agreement and the Osher Amendment and Exchange Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the form of Amended and Restated Note, the form of Exchange Note, the form of Exchange Warrant, the Alpha Amendment and Exchange Agreement and the Osher Amendment and Exchange Agreement, which are filed as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 17, 2019, as previously reported on our Form 8-K, filed December 20, 2019, we received a written letter from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) informing us that we are not in compliance with Listing Rule 5550(a)(4), which requires us to have at least 500,000 publicly held shares to maintain a listing on Nasdaq.

On January 23, 2020, we submitted to Nasdaq our plan for regaining compliance with Listing Rule 5550(a)(4). On March 23, 2020, following the issuance of the Exchange Securities described in Item 1.01 above and incorporated by reference into this Item 3.01, we believe we have regained compliance with the public float requirement of 500,000 shares as set forth in Listing Rule 5550(a)(4).

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Amended and Restated Note.
4.2	Form of Exchange Note.
4.3	Form of Exchange Warrant.
10.1	Amendment and Exchange Agreement, between ShiftPixy, Inc. and Alpha Capital Anstalt, dated March 23, 2020.
10.2	Amendment and Exchange Agreement, between ShiftPixy, Inc. and Osher Capital Partners LLC, dated March 23, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

SHIFTPIXY, INC.

Date: March 23, 2020	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer and Director